SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

JULY 22, 2009

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES
EXHIBIT INDEX

Item 1.01.	Entry into a Material Definitive Agreement

On July 22, 2009, Amazon.com, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Zappos.com, Inc. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, a wholly owned subsidiary of Amazon.com will merge with and into Zappos.com (the “Merger”), with Zappos.com continuing as the surviving corporation and a subsidiary of Amazon.com after the Merger.

The total Merger consideration payable to Zappos.com equity holders is equal to (a) $838,000,000, minus (b) $52,000,000 for Zappos.com’s net debt as of March 31, 2009, plus (c) the lesser of $35,000,000 and the aggregate exercise price of all stock options and warrants outstanding and unexercised as of the closing of the Merger, plus the aggregate exercise price of all stock options and warrants exercised between June 8, 2009 and the closing of the Merger, minus (d) the lesser of $15,000,000 and Zappos.com’s transaction expenses incurred in connection with the Merger.

The Merger consideration will be paid in shares of Amazon.com common stock, except for payment of fractional shares in cash. The aggregate number of Amazon.com shares to be issued in connection with the Merger, including the number reserved for future issuance under vested and unvested options that will be assumed by Amazon.com, is equal to the total Merger consideration divided by $81.09, which is the average of the closing prices of Amazon.com common stock for the 45 trading days ending July 17, 2009, and is expected to equal approximately 10 million shares of common stock. In addition, Amazon.com will provide Zappos.com employees with $40 million in cash and restricted stock units for retention purposes.

At closing of the Merger, Amazon.com will deduct from the Merger consideration and deposit into an escrow fund 10% of the total number of shares of Amazon.com common stock issuable to Zappos.com shareholders as security for indemnification claims. Holders of options assumed in the Merger who so consent will indemnify Amazon to a similar extent as if they had been Zappos.com shareholders at the closing. On February 28, 2011, subject to any pending indemnification claims, sufficient shares will be released from escrow to reduce the escrowed amount to $40 million, which will remain in escrow and subject to certain categories of Amazon.com indemnification claims until the fourth anniversary of closing.

The closing of the Merger is subject to various conditions, including obtaining the approval of Zappos.com shareholders, clearance under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions. The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes. The Merger Agreement may be terminated by either Amazon.com or Zappos.com upon the occurrence of certain events, including if the Merger has not closed by December 31, 2009, or by written consent of both Amazon.com and Zappos.com. The Merger is expected to close during the Fall of 2009.

In connection with the execution of the Merger Agreement, shareholders that are affiliates of Zappos.com, who collectively hold sufficient shares to approve the Merger, have entered into a voting agreement with Amazon.com in which they have agreed to vote their shares of Zappos.com capital stock to approve the Merger. Certain significant shareholders have also executed non-competition and non-solicitation agreements for between two and three years from the closing.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 10.1. The Merger Agreement contains representations and warranties made by Amazon.com and Zappos.com. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement, and were not intended to be and should not be relied upon by shareholders of Amazon.com or Zappos.com; should not be treated as categorical statements of fact, but rather as a way of allocating risk between the parties; have in some cases been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement; may apply standards of materiality in a way that is different from what may be material to investors; and were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

WHERE YOU CAN FIND MORE INFORMATION

In connection with the proposed merger, Amazon.com will file a registration statement on Form S-4 with the Securities and Exchange Commission that will contain a consent solicitation/prospectus. Zappos’ shareholders and investors are urged to carefully read the consent solicitation/prospectus when it becomes available and other relevant documents filed with the Securities and Exchange Commission regarding the proposed merger because they contain important information about Amazon.com, Zappos and the proposed merger. Shareholders and investors will be able to obtain the consent solicitation/prospectus when it becomes available at www.sec.gov or www.amazon.com/ir.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Examples of forward-looking statements, include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, cash flows, the payment or non-payment of dividends, capital structure, and other financial items, (ii) statements of plans and objectives by management or Boards of Directors including those relating to the expected operation and management of Zappos following the merger and expected benefits, efficiencies and integration of operations from and following the merger, (iii) statements of future economic performance and (iv) statements of assumptions underlying such statements. Words such as “anticipates,” “believes,” “expects,” “future,” “intends,” “targeted,” “may,” “will” and similar expressions are used to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements reflect current expectations, are inherently uncertain and are subject to known and unknown risks, uncertainties and other factors, and actual results may differ significantly. Factors that could cause future results to differ materially from expected results include, but are not limited to: failure or inability to consummate the merger, effects of the merger on Amazon.com’s financial results, the effect of regulatory approvals, the difficulty in determining the fair value of Zappos, the potential inability to successfully operate or integrate Zappos’ businesses, including the potential inability to retain customers, key employees or vendors, and risks related to competition, management of growth, new products, services and technologies, potential fluctuations in operating results, international expansion, outcomes of legal proceedings and claims, fulfillment center optimization, seasonality, commercial agreements, acquisitions and strategic transactions, foreign exchange rates, system interruption, inventory, government regulation and taxation, payments and fraud. More information about factors that potentially could affect Amazon.com’s financial results is included in Amazon.com’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement and Plan of Merger, dated July 22, 2009, among Amazon.com, Inc., Zeta Acquisition, Inc., Zappos.com, Inc. and Alfred Lin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

Dated: July 23, 2009	By:	/s/ Thomas J. Szkutak
Thomas J. Szkutak Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement and Plan of Merger, dated July 22, 2009, among Amazon.com, Inc., Zeta Acquisition, Inc., Zappos.com, Inc. and Alfred Lin